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                                                                   EXHIBIT  23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Curtiss-Wright Corporation on Form S-8 of our reports dated February 20, 2004, appearing in and incorporated by reference in the Annual Report on Form 10-K of Curtiss-Wright Corporation for the year ended December 31, 2003.

/s/ Deloitte & Touche
Deloitte & Touche LLP
Parsippany, New Jersey
June 4, 2004